Presentation to Analysts and Investors

FORWARD LOOKING STATEMENT The following presentation contains disclosures which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company's future financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results of operations. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's Initial Public Offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally^ and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results of operations may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise.

THE PLATINUM STORY WHAT DO WE BELIEVE? WHAT DO WE BELIEVE? WHY? STRUCTURE BERMUDA DOMICILE / PRESENCE TAX EFFICIENT STRUCTURE PRESENCE IN MAJOR REINSURANCE MARKET FAVORABLE REGULATORY ENVIRONMENT STRUCTURE U.S. PRESENCE PROXIMITY TO CLIENTS AND BROKERS FREEDOM TO MARKET AND AUDIT IN U.S. STRUCTURE U.K. PRESENCE ACCESS TO OPPORTUNITIES IN EUROPE INCREASED MARKET KNOWLEDGE ACCESS TO BROADER TALENT POOL STRUCTURE PUBLIC COMPANY ACCESS TO CAPITAL INCREASES TRANSPARENCY AIDS RECRUITMENT AND RETENTION

THE PLATINUM STORY WHAT DO WE BELIEVE? WHAT DO WE BELIEVE? WHY? UNDERWRITING REINSURANCE MARKETS REMAIN PROFITABLE CASUALTY RATES REMAIN FIRM / RISING PROPERTY RATES LEVELING OR DECLINING, BUT STILL PROFITABLE UNDERWRITING STRONG POSITIONING COMPARED TO START- UPS REINSURANCE FOCUS U.S. OPERATING PLATFORM CASUALTY EMPHASIS UNDERWRITING TREATY REINSURER LESS EXPENSIVE THAN FACULTATIVE EASIER TO CONTROL UNDERWRITING BROKER MARKET FASTER ACCESS TO BUSINESS LOWER FIXED COSTS THAN DIRECT MARKET EASIER TO MOVE IN AND OUT OF MARKETS UNDERWRITING REINSURANCE ONLY NO CONFLICT OF INTEREST WITH CLIENTS LESS REGULATION THAN INSURANCE LESS INFRASTRUCTURE THAN INSURANCE

THE PLATINUM STORY WHAT DO WE BELIEVE? WHAT DO WE BELIEVE? WHY? UNDERWRITING FOCUS ON UNDERWRITING PROFITABILITY MAIN DRIVER OF FINANCIAL PERFORMANCE FOR START- UP INTEREST RATES TOO LOW TO COMPENSATE FOR UNDERWRITING LOSS UNDERWRITING MULTI-CLASS APPROACH DIVERSIFICATION OF RISK BETTER LEVERAGES CAPITAL MORE APPEALING TO CEDENTS UNDERWRITING FEW DECISION MAKERS BETTER CONTROL MORE CONSISTENCY MORE NIMBLE UNDERWRITING TECHNICAL APPROACH BETTER RISK SELECTION OPPORTUNITY FOR BETTER RISK AND CAPITAL MANAGEMENT UNDERWRITING TEAM APPROACH ENSURES CONSISTENCY ALLOWS ACTIVE INVOLVEMENT OF SENIOR MANAGEMENT HELPS INSTITUTIONALIZE KNOWLEDGE

THE PLATINUM STORY WHAT DO WE BELIEVE? WHAT DO WE BELIEVE? WHY? UNDERWRITING LEAD OR QUOTING MARKET MORE NEGOTIATING INFLUENCE OVER PRICE TERMS AND CONDITIONS SEE OPPORTUNITIES EARLIER THAN OTHERS PREFERRED SIGNINGS UNDERWRITING FEWER / LARGER CONTRACTS BETTER USE OF LIMITED RESOURCES MORE TIME AND ATTENTION TO CLIENTS MORE NEGOTIATING INFLUENCE UNDERWRITING VALUE TO INCUMBENCY MORE KNOWLEDGE ABOUT THE ACCOUNT PREFERRED SIGNINGS RENEWALS TEND TO BE MORE PROFITABLE THAN NEW BUSINESS UNDERWRITING OPPORTUNISTIC APPROACH REFLECTS FOCUS ON UNDERWRITING PROFIT ALLOWS QUICK RESPONSE TO SPECIAL SITUATIONS

THE PLATINUM STORY WHAT DO WE BELIEVE? WHAT DO WE BELIEVE? WHY? FINANCIAL / RISK MANAGEMENT CONSERVATIVE RISK MANAGERS MAINTAIN SOLVENCY REACT TO IMPROVED MARKET CONDITIONS POST- EVENT FINANCIAL / RISK MANAGEMENT LOW EXPENSES ENHANCES VALUE TO SHAREHOLDERS PERMITS FLEXIBLE RESPONSE TO CHANGING MARKET CONDITIONS FINANCIAL / RISK MANAGEMENT ACTIVE CAPITAL MANAGEMENT ENHANCES SHAREHOLDER RETURNS ALLOWS US TO BETTER TAILOR WRITINGS TO MARKET CONDITIONS FINANCIAL / RISK MANAGEMENT CONSERVATIVE ASSET STRATEGY WE ARE LIABILITY SPECIALISTS AND THAT'S WHERE WE PREFER TO TAKE MOST OF OUR RISK HELPS PRESERVE OUR EXCELLENT SECURITY FINANCIAL / RISK MANAGEMENT RETAIN OUR BUSINESS NET HIGH PROFIT CONTENT OF CURRENT BUSINESS RETRO CURRENTLY EXPENSIVE CREDIT CONCERNS SUFFICIENT EQUITY CAPITAL FINANCIAL / RISK MANAGEMENT STRONG SECURITY A.M. BEST RATING OF "A" (EXCELLENT) NO OLD YEAR LIABILITIES GOOD RELATIONSHIPS WITH CLIENTS AND BROKERS EXPERIENCED UNDERWRITERS AND ACTUARIES